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                         Standard Motor Products, Inc.

FOR IMMEDIATE RELEASE

                                                  For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com

                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
              SECOND QUARTER 2005 RESULTS AND A QUARTERLY DIVIDEND

New York, NY, August 8, 2005......Standard Motor Products, Inc. (NYSE: SMP), an
automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and six months ended June 30, 2005.

Consolidated net sales for the second quarter of 2005 were $226.5 million, compared to consolidated net sales of $235 million during the comparable quarter in 2004. Losses from continuing operations for the second quarter of 2005 were $1.3 million or 7 cents per diluted share, compared to earnings of $7.5 million or 38 cents per diluted share in the second quarter of 2004. Included in the results was a $3.5 million asset impairment charge of which $3.4 million is non-cash, related to the decision to outsource previously manufactured product in our Temperature Control business. Excluding the impact of this $3.5 million charge in the second quarter 2005, earnings from continuing operations would have been $819 thousand or 4 cents per diluted share.

Consolidated net sales for the six month period ended June 30, 2005 were $433.8 million, compared to consolidated net sales of $439.8 million during the comparable period in 2004. Losses from continuing operations for the six month period ended June 30, 2005 were $228 thousand or 1 cent per diluted share, compared to earnings of $7 million or 36 cents per diluted share in the comparable period of 2004. Excluding the impact of a $3.5 million asset impairment charge for the six months 2005, earnings from continuing operations would have been $1.9 million or 10 cents per diluted share.

Commenting on the results, Mr. Lawrence Sills, Standard Motor Products' Chairman and Chief Executive Officer, said, "Regarding Engine Management, net sales were essentially flat for the first half 2005 compared to the same period in the prior year. There was actually a slight increase in units, as the 2005 sales include a 2.4% price reduction early in the year to implement a one-time price correction to match OE on certain slower moving items. We are achieving our targets in SG&A, with savings of 5% of sales ($20-25 million annually exclusive of plant closing costs) from pre-integration figures.

--------------------------------------------------------------------------------
                   37-18 Northern Blvd., Long Island, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

"The lagging area is gross margin, where improvement is taking longer than we originally anticipated. While we are beginning to see the benefits of integration, they have not yet been reflected in our financial results. Material cost savings and other planned operational improvements are starting to come to fruition and are expected to improve our financial performance towards the end of the year.

A significant area of improvement will be in pricing. In effect, including the recent price decrease, we have not had an Engine Management net price increase for over three years, as compared to our historical 2-3% annual price increase. We implemented a series of price increases over the past 60 days, which should generate roughly $1 million per month in improved margins, and we anticipate to implement additional increases in 2006.

To achieve our original $50-55 million savings targets we require $30 million improvement in gross margin from current levels. With our plans in place for improvements in material costs, manufacturing, and pricing we believe that these targets are achievable and that we will begin seeing the bulk of these in 2006."

Mr. Sills added, "In Temperature Control, we began to see a pickup in business during the latter part of June as a result of the hot summer. This increase has continued into the third quarter as we experienced a 25% increase in volume for the month of July. Our six month figures are behind 2004, due to the lack of early season orders, but we anticipate sales holding at more favorable levels for the balance of the season.

During the second quarter 2005, we made a strategic decision to outsource certain Temperature Control products previously manufactured in our Fort Worth, Texas facility. This move will not only generate approximately $2 million in annual savings but will enable us to consolidate facilities with the goal of selling an existing owned facility. This would generate a one-time favorable cash flow benefit and reduce the capital employed in the business. We have recorded an asset impairment charge of approximately $3.5 million associated with this action which comprises $3.4 million in non-cash charges."

The Board of Directors has approved payment of a quarterly dividend of nine cents per share on the common stock outstanding. The dividend will be paid on September 1, 2005 to stockholders of record on August 15, 2005.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Monday, August 8, 2005. The dial in number is 800-362-0653. The playback number is 800-839-5632 (domestic) or 402-220-2559 (international), and the ID # is STANDARD.

                          STANDARD MOTOR PRODUCTS, INC.
                        RECONCILIATION OF NET EARNINGS TO
                  PRO FORMA EARNINGS FROM CONTINUING OPERATIONS

(Dollars in thousands, except per share amounts)

                                                               THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                    JUNE 30,                        JUNE 30,
                                                              2005            2004            2005            2004
                                                          ------------------------------------------------------------
Net earnings (loss), as  reported                         $     (1,665)   $      6,692    $     (1,019)   $      5,722

Loss from discontinued operations, net of tax                     (384)           (851)           (791)         (1,276)
                                                          ------------    ------------    ------------    ------------

Net earnings (loss) from continuing operations                  (1,281)          7,543            (228)          6,998

Asset impairment and integration expenses, net of taxes          2,100              --           2,100              --

                                                          ------------    ------------    ------------    ------------
Proforma net earnings from continuing operations          $        819    $      7,543    $      1,872    $      6,998
                                                          ============    ============    ============    ============

Net Earnings (Loss) Per Common Share:

Net earnings (loss) per common share - diluted                   (0.09)           0.34           (0.05)           0.30
Discontinued operation                                            0.02            0.04            0.04            0.06
                                                          ------------    ------------    ------------    ------------

Diluted earnings (loss) from continuing operations
     - as reported                                        $      (0.07)   $       0.38    $      (0.01)   $       0.36

Effect of asset impairment and integration expenses               0.11              --            0.11              --
                                                          ------------    ------------    ------------    ------------
Proforma diluted earnings from continuing operations      $       0.04    $       0.38    $       0.10    $       0.36
                                                          ============    ============    ============    ============

Weighted average number of common shares
     - Basic shares                                         19,538,269      19,346,553      19,489,583      19,290,048
     - Dilutive                                             19,538,269      22,247,798      19,489,583      19,394,511

UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.

                                       ###

                         STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                            JUNE 30,                            JUNE 30,
                                                                     2005              2004              2005              2004
                                                                 ------------      ------------      ------------      ------------
NET SALES                                                        $    226,512      $    235,049      $    433,838      $    439,830

COST OF SALES                                                         177,602           172,781           336,493           326,602
                                                                 ------------      ------------      ------------      ------------

GROSS PROFIT                                                           48,910            62,268            97,345           113,228

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                             43,705            46,674            85,781            94,002
INTEGRATION COSTS                                                       3,878             2,556             4,402             3,923
                                                                 ------------      ------------      ------------      ------------

OPERATING INCOME                                                        1,327            13,038             7,162            15,303

OTHER INCOME, NET                                                       1,194               700               979               943

INTEREST EXPENSE                                                        4,290             3,681             8,065             6,915
                                                                 ------------      ------------      ------------      ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES                (1,769)           10,057                76             9,331

INCOME TAX EXPENSE (BENEFIT)                                             (488)            2,514               304             2,333
                                                                 ------------      ------------      ------------      ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS                             (1,281)            7,543              (228)            6,998

LOSS FROM DISCONTINUED OPERATION, NET OF TAX                             (384)             (851)             (791)           (1,276)
                                                                 ------------      ------------      ------------      ------------

NET EARNINGS (LOSS)                                              $     (1,665)     $      6,692      $     (1,019)     $      5,722
                                                                 ============      ============      ============      ============

NET EARNINGS (LOSS) PER COMMON SHARE:

   BASIC EARNINGS (LOSS) FROM CONTINUING OPERATIONS              $      (0.07)     $       0.39      $      (0.01)     $       0.36
   DISCONTINUED OPERATION                                               (0.02)            (0.04)            (0.04)            (0.06)
                                                                 ------------      ------------      ------------      ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - BASIC                  $      (0.09)     $       0.35      $      (0.05)     $       0.30
                                                                 ============      ============      ============      ============

   DILUTED EARNINGS (LOSS) FROM CONTINUING OPERATIONS            $      (0.07)     $       0.38      $      (0.01)     $       0.36
   DISCONTINUED OPERATION                                               (0.02)            (0.04)            (0.04)            (0.06)
                                                                 ------------      ------------      ------------      ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - DILUTED                $      (0.09)     $       0.34      $      (0.05)     $       0.30
                                                                 ============      ============      ============      ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                           19,538,269        19,346,553        19,489,583        19,290,048
WEIGHTED AVERAGE NUMBER OF COMMON SHARES AND DILUTIVE SHARES       19,538,269        22,247,798        19,489,583        19,394,511

                             STANDARD MOTOR PRODUCTS
                     CONDENSED CONSOLIDATING BALANCE SHEETS
                             (Dollars in thousands)

                                     ASSETS

                                                   June 30,     December 31,
                                                     2005           2004
                                                  ----------     ----------
Cash                                              $    6,197     $   14,934

Accounts receivable, gross                           258,690        160,706
Allowance for doubtful accounts                       10,009          9,354
                                                  ----------     ----------
Accounts receivable, net                             248,681        151,352

Inventories                                          261,438        258,641
Other current assets                                  23,736         22,289

                                                  ----------     ----------
Total current assets                                 540,052        447,216
                                                  ----------     ----------

Property, plant and equipment, net                    89,032         97,425
Goodwill and other intangibles                        69,011         69,911
Other assets                                          40,427         42,017

                                                  ----------     ----------
Total assets                                      $  738,522     $  656,569
                                                  ==========     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable                                     $  178,465     $  109,416
Current portion of long term debt                        534            534
Accounts payable trade                                68,924         46,487
Accrued customer returns                              27,876         23,127
Restructuring accrual                                  2,706          6,999
Other current liabilities                             58,349         65,893

                                                  ----------     ----------
Total current liabilities                            336,854        252,456
                                                  ----------     ----------

Long-term debt                                       113,965        114,236
Accrued asbestos liabilities                          25,585         26,060
Postretirement & other liabilities                    47,568         44,111
Restructuring accrual                                 11,791         12,394

                                                  ----------     ----------
Total liabilities                                    535,763        449,257
                                                  ----------     ----------

Total stockholders' equity                           202,759        207,312

                                                  ----------     ----------
Total liabilities and stockholders' equity        $  738,522     $  656,569
                                                  ==========     ==========